AMENDMENT TO

THIRD AMENDED AND RESTATED

SUPERVISION AND ADMINISTRATION AGREEMENT

AMENDMENT dated [●], 2022 to the Third Amended and Restated Supervision and Administration Agreement (the “Agreement”) entered into on August 31, 2021 by and between PIMCO Funds (the “Trust”) and Pacific Investment Management Company LLC (“PIMCO” or the “Administrator”). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Agreement and amendment described herein.

WHEREAS, PIMCO provides or procures certain supervisory and administrative and other services to the Trust pursuant to the Agreement; and

WHEREAS, the Trust hereby adopts the Agreement with respect to the Private Account Portfolio Series: PIMCO All Authority: Multi-RAE PLUS Fund (the “Fund”) and the Administrator hereby acknowledges that the Agreement shall pertain to the Fund; and

WHEREAS, the Trust hereby adopts the Agreement with respect to Class I-3 Shares of the PIMCO Inflation Response Multi-Asset Fund (the “New Share Class”) and the Administrator hereby acknowledges that the Agreement shall pertain to the New Share Class; and

WHEREAS, the parties agree to amend the Agreement to add the New Share Class to Schedule A of the Agreement and to add the Fund to Schedule B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Agreement pursuant to the terms thereof, as follows:

I.	Schedules A and B

The Trust and the Administrator hereby agree to amend the Agreement to add the New Share Class to Schedule A and the Fund to Schedule B. Accordingly, the current Schedule A and Schedule B are replaced with the new Schedule A and Schedule B attached hereto.

II.	Other

Except as expressly provided herein, the Agreement shall remain in full force and effect in accordance with its terms.

The parties represent and warrant that all of the representations, warranties and undertakings made in the Agreement continue to be true as of the date of this Amendment and will continue in full force and effect until further notice.

Subject to the approval of the Trust’s Board of Trustees, the Trust consents to the Administrator’s delegation of some or all of its responsibilities under the Agreement with respect to the Fund to a qualified party or parties. Such delegation shall be evidenced by a written agreement to which the Trust need not be a party but which shall be subject to Trustee review and approval. Nothing contained herein shall be deemed to limit in any way the Administrator’s ability to delegate its duties under the Agreement with respect to any other series of shares of the Trust.

The Declaration of Trust establishing the Trust, as amended and restated effective November 4, 2014, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name “PIMCO Funds” refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

III.	Term

This Amendment and the Agreement shall become effective with respect to the Fund on [●], 2022 and the New Share Class on [●], 2022 and shall remain in effect with respect to the Fund and the New Share Class, unless sooner terminated as provided herein, for a period not to exceed one year from the effective date and shall continue thereafter on an annual basis with respect to the Fund and the New Share Class provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, and (b) by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust or the Administrator, cast in accordance with the provisions of the 1940 Act and the rules and any applicable Securities and Exchange Commission guidance or relief thereunder at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Fund or the New Share Class at any time, without the payment of any penalty: (i) by a vote of a majority of the entire Board of Trustees of the Trust or by a majority of the outstanding voting shares of the Fund or the New Share Class, each as applicable, on 60 days’ written notice to the Administrator; or (ii) after the initial period commencing on the effective date, by the Administrator at any time on 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

[The remainder of this page is intentionally left blank.]

2

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.

PIMCO FUNDS

By:
Title:

PACIFIC INVESTMENT
MANAGEMENT COMPANY LLC

By:
Title:

Schedule A

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of [●], 2022

Institutional and Administrative Classes (%) - Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset All Authority Fund	0.05	0.00	0.05
PIMCO All Asset Fund	0.05	0.00	0.05
PIMCO California Intermediate Municipal Bond Fund	0.10	0.12	0.22
PIMCO California Municipal Bond Fund	0.10	0.13	0.23
PIMCO California Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO Climate Bond Fund	0.10	0.15	0.25
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.15	0.25
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.15	0.25
PIMCO Credit Opportunities Bond Fund	0.10	0.20	0.30
PIMCO Diversified Income Fund	0.10	0.20	0.30
PIMCO Dynamic Bond Fund	0.10	0.15	0.25
PIMCO Emerging Markets Local Currency and Bond Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.28	0.38
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.30	0.40
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.10	0.30	0.40
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.30	0.40
PIMCO ESG Income Fund	0.10	0.15	0.25
PIMCO Extended Duration Fund	0.10	0.15	0.25
PIMCO Global Advantage Strategy Bond Fund	0.10	0.20	0.30
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO Global Bond Opportunities Fund (Unhedged)	0.10	0.20	0.30
PIMCO Global Core Asset Allocation Fund	0.05	0.00	0.05
PIMCO GNMA and Government Securities Fund	0.10	0.15	0.25
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO California Municipal Intermediate Value Fund	0.10	0.10	0.20
PIMCO California Municipal Opportunistic Value Fund	0.10	0.13	0.23
PIMCO National Municipal Intermediate Value Fund	0.10	0.10	0.20
PIMCO National Municipal Opportunistic Value Fund	0.10	0.13	0.23
PIMCO High Yield Fund	0.10	0.20	0.30
PIMCO High Yield Municipal Bond Fund	0.10	0.15	0.25
PIMCO High Yield Spectrum Fund	0.10	0.20	0.30

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Income Fund	0.10	0.15	0.25
PIMCO Inflation Response Multi-Asset Fund	0.10	0.15	0.25
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.10	0.15	0.25
PIMCO International Bond Fund (Unhedged)	0.10	0.15	0.25
PIMCO Investment Grade Credit Bond Fund	0.10	0.15	0.25
PIMCO Long Duration Total Return Fund	0.10	0.15	0.25
PIMCO Long-Term Credit Bond Fund	0.10	0.15	0.25
PIMCO Long-Term Real Return Fund	0.10	0.15	0.25
PIMCO Long-Term U.S. Government Fund	0.10	0.15	0.25
PIMCO Low Duration Credit Fund	0.10	0.20	0.30
PIMCO Low Duration Fund	0.10	0.11	0.21
PIMCO Low Duration Fund II	0.10	0.15	0.25
PIMCO Low Duration ESG Fund	0.10	0.15	0.25
PIMCO Low Duration Income Fund	0.10	0.10	0.20
PIMCO Moderate Duration Fund	0.10	0.11	0.21
PIMCO Mortgage Opportunities and Bond Fund	0.10	0.15	0.25
PIMCO Mortgage-Backed Securities Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.14	0.24
PIMCO National Intermediate Municipal Bond Fund	0.10	0.13	0.23
PIMCO New York Municipal Bond Fund	0.10	0.12	0.22
PIMCO Preferred and Capital Securities Fund	0.10	0.25	0.35
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.15	0.25
PIMCO RAE PLUS EMG Fund	0.10	0.20	0.30
PIMCO RAE PLUS Fund	0.10	0.15	0.25
PIMCO RAE PLUS International Fund	0.10	0.15	0.25
PIMCO RAE PLUS Small Fund	0.10	0.15	0.25
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.15	0.25
PIMCO Real Return Fund	0.10	0.10	0.20
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.15	0.25
PIMCO Short Asset Investment Fund	0.10	0.04	0.14
PIMCO Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Fund	0.10	0.15	0.25
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.15	0.25
PIMCO StocksPLUS® Long Duration Fund	0.10	0.14	0.24
PIMCO StocksPLUS® Short Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Small Fund	0.10	0.15	0.25
PIMCO Strategic Bond Fund	0.10	0.20	0.30
PIMCO Total Return Fund	0.10	0.11	0.21
PIMCO Total Return Fund II	0.10	0.15	0.25

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Total Return Fund IV	0.10	0.15	0.25
PIMCO Total Return ESG Fund	0.10	0.15	0.25
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.15	0.25

1Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of [●], 2022

I-2 (%) – Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.05	0.15
PIMCO All Asset Fund	0.10	0.05	0.15
PIMCO California Intermediate Municipal Bond Fund	0.10	0.22	0.32
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO Climate Bond Fund	0.10	0.25	0.35
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.25	0.35
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.25	0.35
PIMCO Credit Opportunities Bond Fund	0.10	0.30	0.40
PIMCO Diversified Income Fund	0.10	0.30	0.40
PIMCO Dynamic Bond Fund	0.10	0.25	0.35
PIMCO Emerging Markets Local Currency and Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Bond Fund	0.10	0.38	0.48
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.10	0.40	0.50
PIMCO ESG Income Fund	0.10	0.25	0.35
PIMCO Extended Duration Fund	0.10	0.25	0.35
PIMCO Global Advantage Strategy Bond Fund	0.10	0.30	0.40
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Core Asset Allocation Fund	0.10	0.05	0.15
PIMCO GNMA and Government Securities Fund	0.10	0.25	0.35
PIMCO Government Money Market Fund	0.10	0.06	0.16
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.25	0.35
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.25	0.35
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.10	0.25	0.35
PIMCO International Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Investment Grade Credit Bond Fund	0.10	0.25	0.35
PIMCO Long Duration Total Return Fund	0.10	0.25	0.35
PIMCO Long-Term Credit Bond Fund	0.10	0.25	0.35
PIMCO Long-Term Real Return Fund	0.10	0.25	0.35
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Credit Fund	0.10	0.30	0.40
PIMCO Low Duration Fund	0.10	0.21	0.31

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Low Duration ESG Fund	0.10	0.25	0.35
PIMCO Low Duration Income Fund	0.10	0.20	0.30
PIMCO Moderate Duration Fund	0.10	0.21	0.31
PIMCO Mortgage Opportunities and Bond Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.25	0.35
PIMCO Municipal Bond Fund	0.10	0.24	0.34
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.22	0.32
PIMCO Preferred and Capital Securities Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.25	0.35
PIMCO RAE PLUS EMG Fund	0.10	0.30	0.40
PIMCO RAE PLUS Fund	0.10	0.25	0.35
PIMCO RAE PLUS International Fund	0.10	0.25	0.35
PIMCO RAE PLUS Small Fund	0.10	0.25	0.35
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.20	0.30
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO Short-Term Fund	0.10	0.20	0.30
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.25	0.35
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.25	0.35
PIMCO StocksPLUS® Long Duration Fund	0.10	0.24	0.34
PIMCO StocksPLUS® Short Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Small Fund	0.10	0.25	0.35
PIMCO Strategic Bond Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.21	0.31
PIMCO Total Return Fund II	0.10	0.25	0.35
PIMCO Total Return ESG Fund	0.10	0.25	0.35
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.25	0.35

1Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of [●], 2022

I-3 (%) - Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO Climate Bond Fund	0.10	0.35	0.45
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.35	0.45
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Credit Opportunities Bond Fund	0.10	0.40	0.50
PIMCO Diversified Income Fund	0.10	0.40	0.50
PIMCO Dynamic Bond Fund	0.10	0.35	0.45
PIMCO Emerging Markets Local Currency and Bond Fund	0.10	0.55	0.65
PIMCO Emerging Markets Bond Fund	0.10	0.48	0.58
PIMCO ESG Income Fund	0.10	0.35	0.45
PIMCO GNMA and Government Securities Fund	0.10	0.35	0.45
PIMCO High Yield Fund	0.10	0.40	0.50
PIMCO High Yield Municipal Bond Fund	0.10	0.35	0.45
PIMCO High Yield Spectrum Fund	0.10	0.40	0.50
PIMCO Income Fund	0.10	0.35	0.45
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO International Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Investment Grade Credit Bond Fund	0.10	0.35	0.45
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO Long-Term U.S. Government Fund	0.10	0.35	0.45
PIMCO Low Duration ESG Fund	0.10	0.35	0.45
PIMCO Low Duration Fund	0.10	0.31	0.41
PIMCO Low Duration Income Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities and Bond Fund	0.10	0.35	0.45
PIMCO Mortgage-Backed Securities Fund	0.10	0.35	0.45
PIMCO Municipal Bond Fund	0.10	0.34	0.44
PIMCO New York Municipal Bond Fund	0.10	0.32	0.42
PIMCO Preferred and Capital Securities Fund	0.10	0.45	0.55
PIMCO RAE PLUS Fund	0.10	0.35	0.45
PIMCO Real Return Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.35	0.45
PIMCO Short Asset Investment Fund	0.10	0.24	0.34
PIMCO Short Duration Municipal Income Fund	0.10	0.25	0.35
PIMCO Short-Term Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.35	0.45
PIMCO StocksPLUS® Fund	0.10	0.35	0.45

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.40	0.50
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.35	0.45
PIMCO StocksPLUS® Short Fund	0.10	0.35	0.45
PIMCO StocksPLUS® Small Fund	0.10	0.35	0.45
PIMCO Total Return ESG Fund	0.10	0.35	0.45
PIMCO Total Return Fund	0.10	0.31	0.41
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.35	0.45

1Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of [●], 2022

Classes A, C and C-2 (%) - Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Climate Bond Fund	0.10	0.30	0.40
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.35	0.45
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Credit Opportunities Bond Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Dynamic Bond Fund	0.10	0.30	0.40
PIMCO Emerging Markets Local Currency and Bond Fund	0.10	0.50	0.60
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.10	0.45	0.55
PIMCO ESG Income Fund	0.10	0.30	0.40
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Bond Opportunities Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Core Asset Allocation Fund	0.10	0.15	0.25
PIMCO GNMA and Government Securities Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.30	0.40
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO International Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Investment Grade Credit Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Bond Fund	0.10	0.30	0.40
PIMCO Long-Term Real Return Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Credit Fund	0.10	0.25	0.35

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Fund (Class A, upon shareholder notice)	0.10	0.15	0.25
PIMCO Low Duration Fund (Class C and C-2, upon shareholder notice)	0.10	0.20	0.30
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration ESG Fund	0.10	0.30	0.40
PIMCO Low Duration Income Fund	0.10	0.25	0.35
PIMCO Mortgage Opportunities and Bond Fund	0.10	0.30	0.40
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Preferred and Capital Securities Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE PLUS Fund	0.10	0.30	0.40
PIMCO RAE PLUS International Fund	0.10	0.25	0.35
PIMCO RAE PLUS Small Fund	0.10	0.25	0.35
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.30	0.40
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Small Fund	0.10	0.30	0.40
PIMCO Strategic Bond Fund	0.10	0.35	0.45
PIMCO Total Return ESG Fund	0.10	0.30	0.40
PIMCO Total Return Fund (Class A)	0.10	0.20	0.30
PIMCO Total Return Fund (Class C)	0.10	0.20	0.30
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Total Return ESG Fund	0.10	0.30	0.40
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40

1    Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of [●], 2022

Class R (%) - Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Dynamic Bond Fund	0.10	0.30	0.40
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.10	0.45	0.55
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Bond Opportunities Fund (Unhedged)	0.10	0.35	0.45
PIMCO GNMA and Government Securities Fund	0.10	0.30	0.40
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.30	0.40
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO International Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Investment Grade Credit Bond Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Bond Fund	0.10	0.30	0.40
PIMCO Long-Term Real Return Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration ESG Fund	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE PLUS International Fund	0.10	0.25	0.35
PIMCO RAE PLUS Small Fund	0.10	0.25	0.35

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO Strategic Bond Fund	0.10	0.35	0.45
PIMCO Total Return Fund	0.10	0.20	0.30
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return ESG Fund	0.10	0.30	0.40

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of [●], 2022

Class M (%) – Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO Short Asset Investment Fund	0.10	0.04	0.14

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of [●], 2022

Class T (%) – Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Credit Opportunities Bond Fund	0.10	0.35	0.45
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Dynamic Bond Fund	0.10	0.30	0.40
PIMCO Emerging Markets Local Currency and Bond Fund	0.10	0.50	0.60
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.10	0.45	0.55
PIMCO Global Advantage® Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Core Asset Allocation Fund	0.10	0.15	0.25
PIMCO GNMA and Government Securities Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.30	0.40
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO International Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Investment Grade Credit Bond Fund	0.10	0.30	0.40
PIMCO Long-Term US Government Fund	0.10	0.25	0.35
PIMCO Low Duration Credit Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Income Fund	0.10	0.25	0.35
PIMCO Mortgage Opportunities and Bond Fund	0.10	0.30	0.40

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Preferred and Capital Securities Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE PLUS Fund	0.10	0.30	0.40
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.30	0.40
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Small Fund	0.10	0.30	0.40
PIMCO Strategic Bond Fund	0.10	0.35	0.45
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule B

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of [●], 2022

Private Portfolios (%) – Supervisory and Administrative Fee Rates

PORTFOLIO	Total

PIMCO ABS and Short-Term Investments Portfolio	0.03
PIMCO All Asset: Multi-Real Fund	0.25
PIMCO All Asset: Multi-RAE PLUS Fund	0.25
PIMCO All Authority: Multi-RAE PLUS Fund	0.25
PIMCO All Asset: Multi-Short PLUS Fund	0.25
PIMCO EM Bond and Short-Term Investments Portfolio	0.10
PIMCO High Yield and Short-Term Investments Portfolio	0.03
PIMCO International Portfolio	0.10
PIMCO Investment Grade Credit Bond Portfolio	0.03
PIMCO Long Duration Credit Bond Portfolio	0.03
PIMCO Low Duration Portfolio	0.03
PIMCO Moderate Duration Portfolio	0.03
PIMCO Mortgage and Short-Term Investments Portfolio	0.03
PIMCO Municipal Portfolio	0.03
PIMCO Real Return Portfolio	0.03
PIMCO Sector Fund Series – AH	0.03
PIMCO Sector Fund Series – AI	0.03
PIMCO Sector Fund Series – AM	0.03
PIMCO Sector Fund Series – BC	0.03
PIMCO Sector Fund Series – BL	0.03
PIMCO Sector Fund Series – EE	0.03
PIMCO Sector Fund Series – H	0.03
PIMCO Sector Fund Series – I	0.03
PIMCO Short Asset Portfolio	0.00
PIMCO Short-Term Floating NAV Portfolio II	0.03
PIMCO Short-Term Floating NAV Portfolio III	0.00
PIMCO Short-Term Portfolio	0.03
PIMCO U.S. Government and Short-Term Investments Portfolio	0.03